PROCESSING AND SERVICING COSTS (Tables)	12 Months Ended
Dec. 31, 2024
PROCESSING AND SERVICING COSTS
Schedule of processing and servicing costs

	Year ended December 31,
	2022	2023	2024

	(HK$ in thousands)
Cloud service fee	216,140	181,241	209,573
Market information and data fee	79,439	82,026	125,068
System cost	28,324	58,709	75,812
Data transmission fee	41,775	44,718	57,365
Others	8,162	9,210	18,965
Total	373,840	375,904	486,783